Exhibit 1(a)



                       Public Service Company of Oklahoma

                         Junior Subordinated Debentures

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UNDERWRITING AGREEMENT



                                                   .............          ,1997

Merrill Lynch, Pierce, Fenner & Smith Incorporated,
[Names of Co-Representatives,]
c/o Merrill Lynch & Co.
World Financial Center - North Tower
New York, New York 10281


Ladies and Gentlemen:
     From time to time Public Service Company of Oklahoma, an Oklahoma corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Company's Junior Subordinated Deferrable Interest Debentures (the "Securities"), to be issued pursuant to an Indenture (the "Indenture") between the Company and The Bank of New York, as trustee, as heretofore supplemented and amended, including by the supplemental indenture relating to the Designated Securities (as hereinafter defined). The Securities specified in Schedule II to such Pricing Agreement are referred to as the "Designated Securities" with respect to such Pricing Agreement.
     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture.
     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.
     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:
            (a) A registration statement on Form S-3 (File No. 333- ) (the "Initial Registration Statement") in respect of the Securities, including a prospectus relating to the Securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters, has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which becomes effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424 of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, and post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened, to the knowledge of the Company, by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective (but excluding Form T-1) or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).
            (b) The documents incorporated by reference in the Prospectus, as amended or supplemented when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.
            (c) The Registration Statement, as of its effective date, and the Prospectus, at the time it is filed with the Commission, conform and will conform, as the case may be, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder; neither the Registration Statement, nor any amendment thereto, as of the applicable effective date, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto at the time it is filed with the Commission, does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to the part of the Registration Statement that constitutes the statement of eligibility on Form T-1 under the Trust Indenture Act of the Property Trustee, the Delaware Trustee and the Guarantor Trustee (as defined in the Registration Statement) and any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.
            (d) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus as amended or supplemented, there has been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or
        (ii) adverse development concerning the business or assets of the Company and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended or supplemented (including the financial statements and notes thereto included or incorporated by reference therein).
            (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Oklahoma, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company and its subsidiaries, taken as a whole.
            (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.
            (g) The Company has no significant subsidiaries, as "significant subsidiary" is defined in Rule 405 of Regulation C of the rules and regulations promulgated by the Commission under the Act.
            (h) This Agreement has been duly authorized, executed and delivered by the Company.
            (i) The Securities have been duly and validly authorized by the Company, and, when executed, authenticated and delivered in accordance with the Indenture and pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will be duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly and validly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery (as defined in Section 4 hereof) for such Designated Securities, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented.
            (j) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, which are required to be described in the Prospectus, as amended or supplemented; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus as amended or supplemented or to be filed as exhibits to the Registration Statement that are not described or filed as required.
            (k) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.
            (l) The Commission has entered an order (the "Order") under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), permitting to become effective the Form U-1 Application-Declaration filed by the Company authorizing, among other things, the issuance and sale of the Securities by the Company. A copy of such order heretofore entered by the Commission has been or will be delivered to Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Representatives.
            (m) The Corporation Commission of Oklahoma has entered an order authorizing or approving, among other things, the issuance and sale of the Securities by the Company. A copy of such order heretofore entered by the Commission has been or will be delivered to Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Representatives.
            (n) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body, other than the Order and the order of the Corporation Commission of Oklahoma, which have been duly obtained and are in full force and effect, is required, for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act, the Exchange Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be subsequently obtained in the ordinary course of business, or as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.
            (o) The Company is not in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound.
            (p) The Company is not, and after giving effect to the offering and sale of the Securities, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").
            (q) There are no contracts, agreements or understandings between the Company and any person that grant such person the right to require the Company to file a registration statement under the Act with respect to any capital stock of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.
            (r) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.
     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.
     4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in immediately available funds by wire transfer to an account designated in writing by the Company as specified in such Pricing Agreement, all in the manner and at the place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery".
     5. The Company agrees with each of the Underwriters of any Designated
Securities:
            (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities, or, if applicable, such time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved in writing by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;
            (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to qualify as a dealer in Securities or to file any general consents to service of process in any jurisdiction;
            (c) To use its best efforts to furnish, prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of the applicable Pricing Agreement and from time to time during the period when a prospectus is required to be delivered under the Act by any Underwriter or dealer, the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and if, in the opinion of counsel for the Company, the delivery of a prospectus is required, at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would in the opinion of counsel for the Company, include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply in the opinion of counsel for the Company, with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, if any, which will correct such statement or omission or effect such compliance;
            (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
            (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Securities ceases, as determined by the Representatives on behalf of the Underwriters and (ii) 30 days after the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any debt securities of the Company which mature more than one year after such Time of Delivery, that are substantially similar to the Designated Securities, without the prior consent of the Representatives; and
            (f) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.
     6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, excluding the fees and disbursements of counsel for the Underwriters, except as set forth in clause (iii) below and Section 11 hereof; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys, not exceeding however $6,000 in the aggregate; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of qualifying the Securities with The Depository Trust Company; (vi) the cost of preparing the Securities; (vii) all reasonable fees and expenses of any trustee and its counsel; and (viii) the cost of preparing certificates for the Securities. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.
     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
            (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
        Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, threatened by the Commission;
            (b) Sidley & Austin, counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company; insofar as the federal laws of the United States or the General Corporation Law of the State of Delaware is concerned, the validity of the Securities; the Registration Statement and the Prospectus; and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
            (c) Milbank, Tweed, Hadley & McCloy, counsel for the Company shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;
            (d) Doerner, Saunders, Daniel & Anderson, special Oklahoma counsel for the Company, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;
            (e) [ ], special Texas counsel for the Company, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth in such Annex;
             (f) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at each Time of Delivery for such Designated Securities, Arthur Andersen LLP shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (a draft of the form of letter to be delivered at a time prior to the execution of the Pricing Agreement, on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery may be attached as Annex III hereto);
                  Subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, there shall not have been any change or decrease specified in the letters required by subsection (e) of this Section 7 which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Designated Securities as contemplated by the Registration Statement and the Prospectus;
            (g) The Indenture shall have been executed and delivered, in a form reasonably satisfactory to the Representatives;
            (h) Since the respective dates as of which information is given in each of the Registration Statement and in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall have been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or
        (ii) any adverse development concerning the business or assets of the Company and its subsidiaries, taken as a whole, which would result in a material adverse change in the prospective financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities (including the financial statements and notes thereto included or incorporated by reference in the Registration Statement);
            (i) On or after the date of the Pricing Agreement relating to the Designated Securities no downgrading shall have occurred in the rating accorded the Securities or the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act;
            (j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or
        (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities; and
            (k) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for Designated Securities certificates of officers of the Company satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request. 8. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
        Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each such Underwriter or such controlling person for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by it or them in connection with defending against any such losses, claims, damages or liabilities, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages or liabilities arising out of or based upon (i) any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by any of the Underwriters for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (ii) the failure of any Underwriter to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Company (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.
             (b) Each of the Underwriters, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement, each of its directors, each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each other Underwriter and each person, if any, who so controls such other Underwriter, from and against any and all losses, claims, damages or liabilities, joint or several, to which any one or more of them may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each of them for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with defending against any such losses, claims, damages or liabilities of the character above specified arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or upon any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (ii) the failure of such Underwriter, due to the negligence of such Underwriter, to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Company (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.
             (c) Promptly after receipt by a party indemnified under this
Section 8 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against a party granting an indemnity under this Section 8 (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof (thereby conceding that the action in question is subject to indemnification by the indemnifying party), with counsel reasonably satisfactory to such indemnified party, and shall pay the fees and disbursements of such counsel related to such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and representation of both parties would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of subsection (a), representing the indemnified parties under subsection (a) who are parties to such action and that all such fees and expenses shall be reimbursed as they are incurred) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that such liability shall be only in respect of the counsel referred to in clause (i) or (ii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
             (d) If the indemnification provided for in this Section 8 shall be unenforceable under applicable law by an indemnified party, the Company agrees to contribute to such indemnified party with respect to any and all losses, claims, damages and liabilities for which such indemnification provided for in this Section 8 shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and the indemnified party on the other hand in connection with the statements or omissions which have resulted in such losses, claims, damages and liabilities, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company is not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph were to be determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.
             (e) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
             (f) The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Company in the Underwriting Agreement shall remain operative and in full force regardless of
(i) any termination of the Underwriting Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, their directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Designated Securities.
     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which may be required in the opinion of counsel for the Guarantor. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.
     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.
     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if any Pricing Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of the Pricing Agreement (excluding those conditions set forth in Section 7(i) hereof), or if for any reason the Company shall be unable to perform its obligations under the Pricing Agreement, the Company will reimburse the Underwriters or such Underwriters who have so terminated the Pricing Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of Underwriters' counsel) reasonably incurred by such Underwriters in connection with the Pricing Agreement or the offering contemplated thereunder. The Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.
     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.
     15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us ____ counterparts hereof.
                                Very truly yours,
                                            Public Service Company of Oklahoma

                                            By:
                                               -----------------------------
                                               Name:
                                               Title:
Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
[Names of Co-Representatives]

By: _______________________________
     (Merrill Lynch, Pierce, Fenner
          & Smith Incorporated)
     On behalf of each of the Underwriters



                                                                        ANNEX I
                                PRICING AGREEMENT


Merrill Lynch, Pierce, Fenner & Smith Incorporated
[Names of Co-Representative(s)],
  As Representatives of the several
    Underwriters named in Schedule I hereto, c/o Merrill Lynch & Co.,
World Financial Center - North Tower,
New York, New York 10281

                                                          .........      , 1997

Ladies and Gentlemen:
    Public Service Company of Oklahoma, an Oklahoma corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________, 1997 (the "Underwriting Agreement"), between the Company on the one hand and Merrill Lynch, Pierce, Fenner & Smith Incorporated, [and (names of Co-Representatives named therein)] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.
     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.
     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.


     If the foregoing is in accordance with your understanding, please sign and return to us______ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                Very truly yours,

                                             Public Service Company of Oklahoma

                                             By:
                                                -------------------------
                                                Name:
                                                Title:

Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
[Name(s) of Co-Representative(s)]

By: _____________________________
      (Merrill Lynch, Pierce, Fenner
           & Smith Incorporated.)
      On behalf of each of the Underwriters




                                   SCHEDULE I
                                                                  Principal
                                                                  Amount of
                                                                  Designated
                                                                  Securities
                                                                  to be
                       UNDERWRITER                                PURCHASED

     Merrill Lynch, Pierce, Fenner & Smith Incorporated           $
     [Name(s) of Co-Representative(s)]
     [Names of other Underwriters]
     Total                                                        $


                                   SCHEDULE II

Title of Designated Securities:
      [  %] Junior Subordinated Deferrable Interest
      Debentures due                  ,
Aggregate principal amount:
      [$]
Price to Public:
         % of the principal amount of the Designated Securities, plus accrued interest[, if any,] from
         to        [and accrued amortization[,         if         any,]
         from                 to           ]

Purchase Price by Underwriters:
             % of the principal amount of the Designated Securities, plus
             accrued interest            from
             to      [and accrued amortization[,       if       any,]       from
             to                    ]

Form of Designated Securities:
      [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]] [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for trading in the Same Day Funds Settlement System of DTC, and to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified Funds for Payment of Purchase Price:
      [Federal (same day) Funds [by wire transfer]]
      [Describe any blackout provisions with respect to the Designated
      Securities]
Time of Delivery:
        a.m. (New York City time),                      , 19
Indenture:
      Indenture dated      ,19      , between the Company and      ,
      as Trustee
Maturity:
Interest Rate:
      [   %] [Zero Coupon] [See Floating Rate Provisions]
Interest Payment Dates:
      [months and dates, commencing ....................., 19..]
Extension of Interest Payment Period:
      [No provisions for extension]
      [The Company has the right, [at any time] during the term of the Designated Securities, to extend any interest payment period of such Designated Securities [at any time and from time to time] for a period not to exceed [ ] and not to extend beyond the Maturity Date] Redemption Provisions:
      [No provisions for redemption]
      [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof, [on or after , at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before , %, and if] redeemed during the 12-month period beginning ,


                                                     Redemption
                     YEAR                               PRICE


      and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

      [on any interest payment date falling on or after , , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

      [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law] [Restriction on refunding]

Sinking Fund Provisions:

      [No sinking fund provisions]

      [The Designated Securities are entitled to the benefit of a sinking fund to retire [$ ] principal amount of Designated Securities on in each of the years through at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$ ] principal amount of Designated Securities in the years through at 100% of their principal amount plus accrued interest.]

          [IF DESIGNATED SECURITIES ARE EXTENDABLE DEBT SECURITIES, INSERT-- Extendable provisions:
      Designated Securities are repayable on , [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be %, and thereafter the annual interest rate will be adjusted on , and to a rate not less than % of the effective annual interest rate on U.S. Treasury obligations with -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

               [IF DESIGNATED SECURITIES ARE FLOATING RATE DEBT SECURITIES, INSERT-- Floating rate provisions:
      Initial annual interest rate will be    % through     [and thereafter will
      be adjusted [monthly][on     each    ,    ,    and    ][to an annual rate
      of % above the average rate for      -year [month][securities]
      [certificates of deposit] issued by
              and     [insert names of banks].][and the annual interest rate
      [thereafter][from
            through      ] will be the interest yield equivalent of the weekly
      average per annum market discount rate for -month Treasury bills plus % of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for -month Treasury bills); [from and thereafter the rate will be the then current interest yield equivalent plus % of Interest Differential].]
Defeasance provisions:
Closing location for delivery of Designated Securities:
        Milbank, Tweed, Hadley & McCloy
        1 Chase Manhattan Plaza
        New York, New York 10005
Additional Closing Conditions:
    PARAGRAPH 7(G) OF THE UNDERWRITING AGREEMENT SHOULD BE MODIFIED IN THE EVENT THAT THE SECURITIES ARE DENOMINATED IN OR INDEXED TO, A CURRENCY OTHER THAN THE U.S. DOLLAR, MORE THAN ONE CURRENCY OR IN A COMPOSITE CURRENCY. THE COUNTRY OR COUNTRIES ISSUING SUCH CURRENCY SHOULD BE ADDED TO THE BANKING MORATORIUM AND HOSTILITIES CLAUSES AND THE FOLLOWING ADDITIONAL CLAUSE SHOULD BE ADDED TO THE PARAGRAPH (THE ENTIRE PARAGRAPH SHOULD BE RESTATED, AS AMENDED):
         "; ( ) the imposition of the proposal of exchange controls by any governmental authority n [INSERT THE COUNTRY OR COUNTRIES ISSUING SUCH CURRENCY, CURRENCIES OR COMPOSITE CURRENCY]".
Names and addresses of Representatives:
    Designated Representatives:
    Address for Notices, etc.:

[Other Terms]* :

























--------
* A DESCRIPTION OF PARTICULAR TAX, ACCOUNTING OR OTHER UNUSUAL FEATURES (SUCH AS THE ADDITION OF EVENT RISK PROVISIONS) OF THE DESIGNATED SECURITIES SHOULD BE SET FORTH, OR REFERENCED TO AN ATTACHED AND ACCOMPANYING DESCRIPTION, IF NECESSARY, TO ENSURE AGREEMENT AS TO THE TERMS OF THE DESIGNATED SECURITIES TO BE PURCHASED AND SOLD. SUCH A DESCRIPTION MIGHT APPROPRIATELY BE IN THE FORM IN WHICH SUCH FEATURES WILL BE DESCRIBED IN THE PROSPECTUS SUPPLEMENT FOR THE OFFERING.


                                                                      ANNEX III

                      Form of letter of Arthur Andersen LLP
                    to be delivered pursuant to Section 7(f)

     Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:
            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;
            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder, and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");
            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
        (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;
            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;
            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;
            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
                 (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;
                 (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;
                 (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;
                 (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
                 (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
                 (F) for the period from the date of the latest financial
             statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenue or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and
            (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.
     All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement and to the Prospectus as amended or supplemented (including all documents incorporated by reference therein) for the purposes of the letter delivered either (i) on the effective date of any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement filed subsequent to the date of the Underwriting Agreement or (ii) at the Time of Delivery, as the case may be.